UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to §240.14a-12

Amalgamated Financial Corp.
(Name of Registrant as Specified In Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

AMALGAMATED FINANCIAL CORP.

2023 Annual Meeting
Vote by May 23, 2023
11:59 PM ET

AMALGAMATED FINANCIAL CORP.
ATTN: GENERAL COUNSEL
275 SEVENTH AVE.
NEW YORK, NY 10001

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You invested in AMALGAMATED FINANCIAL CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 24, 2023.**

Get informed before you vote

View the Proxy Statement, Form of Proxy and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PV

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 24, 2023
9:00 AM (ET)

Virtually at:
www.virtualshareholdermeeting.com/AMAL2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to view these materials and to vote.

Voting Items		Board Recommends
1.	To elect 11 directors to our Board of Directors each to serve until the Annual Meeting of Stockholders to be held in 2024 and until that person's successor is duly elected and qualified; **Nominees:**	
1a.	Lynne P. Fox	For
1b.	Priscilla Sims Brown	For
1c.	Maryann Bruce	For
1d.	Mark A. Finser	For
1e.	Darrell Jackson	For
1f.	Julie Kelly	For
1g.	JoAnn Lilek	For
1h.	John McDonagh	For
1i.	Meredith Miller	For
1j.	Robert G. Romasco	For
1k.	Edgar Romney Sr.	For
2.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for 2023.	For
3.	To approve the 2023 Equity Incentive Plan.	For
4.	To conduct a non-binding, advisory vote on the compensation of Amalgamated Financial Corp.'s Named Executive Officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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